[LOGO]  MFS(SM)
INVESTMENT MANAGEMENT

                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                                OCTOBER 31, 1997
MFS(R) STRATEGIC INCOME FUND

[GRAPHIC OMITTED]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 35)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  8
Tax Form Summary ..........................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 34
The ABCs of Investing ..................................................... 35
The MFS Family of Funds(R) ................................................ 36
Trustees and Officers ..................................................... 37

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED OCTOBER 31,
     1997, CLASS A SHARES OF THE FUND
     PROVIDED A TOTAL RETURN AT NET ASSET
     VALUE OF 10.40%, CLASS B SHARES
     9.64%, CLASS C SHARES 9.68%, AND
     CLASS I SHARES 10.81%. (SEE
     PERFORMANCE SUMMARY FOR MORE
     INFORMATION.)

   o THE FUND HAS BEEN ABLE TO TAKE ADVANTAGE OF
     DRAMATIC CHANGES IN THE WORLD'S FIXED-INCOME
     MARKETS, INCLUDING AN ASTONISHING SHRINKAGE
     IN BOND YIELD LEVELS ACROSS THESE MARKETS.

   o ASIA'S WIDESPREAD CURRENCY CRISIS HAS HAD
     ALMOST NO EFFECT ON THE FUND, AS ONLY 2% OF
     THE FUND'S ASSETS WERE INVESTED THERE WHEN
     THE CRISIS BEGAN IN AUGUST, AND THOSE BONDS
     WERE IN TWO SOLID EXPORTING COMPANIES IN
     INDONESIA.

   o THE HIGH-YIELD CORPORATE MARKET
     CONTINUES TO CONFOUND SKEPTICS AND POST
     IMPRESSIVE RETURNS. SPURRED BY GROWING
     MUTUAL FUND INTEREST AND FAVORABLE
     TAKEOVERS IN THE TELECOMMUNICATIONS
     INDUSTRY, RETURNS AGAIN WERE IN DOUBLE
     DIGITS. THE FUND'S CURRENT WEIGHTING IN
     THIS MARKET IS APPROXIMATELY 43%.

   o ON OCTOBER 29, 1997, THE FUND MARKED ITS
     10TH ANNIVERSARY.

LETTER FROM THE CHAIRMAN

[Graphic Omitted]
[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

The U.S. government bond market has benefited from the deflationary events in Southeast Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[Graphic Omitted]
[/s/ A. Keith Brodkin]
A. Keith Brodkin
Chairman and President

November 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Graphic Omitted]
[Photo of James T. Swanson]
James T. Swanson

In a dramatic and rapidly changing environment for financial assets around the world, Class A shares of the Fund provided a total return of 10.40% for the year ended October 31, 1997, Class B shares 9.64%, Class C shares 9.68%, and Class I shares 10.81%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Q. COULD YOU TALK ABOUT SOME OF THE THINGS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE THIS YEAR?
A. The Fund has been able to take advantage of some pretty dramatic changes in the world's fixed-income markets. For example, the past year has seen an astonishing shrinkage in bond yields across the markets. With these falling yields, we have also seen a rapid shrinkage in yield premiums, or the advantages usually inherent in lower-rated bond categories.

Q. WHAT BROUGHT THIS ABOUT?
A. These events are symptomatic of a world financial system awash in excess funds. Fed by Japan's lethargic economy and its remarkably low government bond rates, and by continued accommodation in European monetary policy, this liquidity wave has propelled prices of corporate and emerging market bonds upward in every category. Furthermore, the U.S. economy has continued to expand, with no signs of inflation. In this environment, emboldened investors seeking yield have gone abroad with great confidence.

Q. MEANWHILE, THE ASIAN CURRENCY CRISIS HAS GOTTEN A LOT OF ATTENTION. HOW HAS THAT AFFECTED THE FUND?
A. It's true that the only major global concerns arose in Asia, which was mired in a widespread currency crisis. Thailand and Malaysia were hit hardest by the crisis, but those were two countries in which we owned no bonds. In all, only 2% of the Fund's assets were in Asia when the crisis began in August, and those bonds were in two solid exporting companies in Indonesia. The spillover effect, a flight to quality that occurred in late October, caused yield spreads in other sectors to widen, which in turn weakened prices.

Q. COULD YOU TALK A LITTLE ABOUT THE FUND'S STRATEGY?
A. The Fund's mandate allows us the flexibility to sort and rearrange assets with changes as they occur in the markets. We remain committed to trying to achieve relatively low volatility of both Fund returns and net asset values by employing many fixed-income asset classes and by changing the mix of assets in a disciplined manner. We focus primarily on seeking relative value in a risk-adjusted framework, while relying on careful analysis and research to select securities for the portfolio.

Q. LET'S LOOK AT THE AREAS IN WHICH THE FUND INVESTS, STARTING WITH THE U.S. GOVERNMENT SECTOR.
A. Earlier this year, we abandoned our cautious view on U.S. Treasuries and went to a strategy of trading "the range"; that is, we would sell U.S. government bonds near yields of 6.25% and buy them back when they approached yields of 6.75%. This reflected our view that no major change in interest-rate levels was under way. On October 31, 1997, our weighting in U.S. Treasuries, mortgages, and government agencies was 22% of assets.

Q. HOW ABOUT THE HIGH-YIELD CORPORATE MARKET?
A. Again, this market has confounded skeptics and posted impressive returns. Spurred by growing mutual fund interest and favorable takeovers in the telecommunications industry, returns again were in double digits. Thorough research and diversification remain the keys to success in this sector. The Fund's current weighting in this market is at approximately 43%.

Q. MOVING OUT OF THE UNITED STATES, WHAT ABOUT THE MAJOR INTERNATIONAL
   MARKETS?
A. A year ago, we began shifting assets away from the international sovereign high-grade sector and are now close to a zero weighting. This sector has been the worst-performing market year to date of the major world bond markets. The star performer for the past three quarters of the year, once again, has been emerging market debt. Large returns have been seen in Brazil, Argentina, Mexico, and Eastern Europe. We are limited to a 25% exposure in this area but have been using the maximum allowable to take advantage of cheap bond valuations. Several upgrades by rating agencies have occurred in this sector in 1997. These holdings are all in U.S. dollars.

Q. FINALLY, WHAT ABOUT "CROSSOVER BONDS"? WHAT ARE THEY, AND HOW HAVE THEY BENEFITED THE FUND?
A. These bonds have neither enough yield for the high-yield corporate market nor enough ratings criteria for the investment-grade market. Often neglected, crossover bonds can provide value, and even capital gains, if the research has been thorough and the credits are migrating upward. They have been the source of considerable capital gains for the Fund this year. Almost exclusively comprised of utility bonds, one after another has been upgraded by rating agencies and has improved in price. We are now 13% invested in crossover credits.

/s/ James T. Swanson
James T. Swanson
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE


   JAMES T. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT - INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE HAS MANAGED MFS(R) STRATEGIC INCOME FUND SINCE 1991.

  FUND FACTS


  OBJECTIVE:                   THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL
                               APPRECIATION.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:             CLASS A    OCTOBER 29, 1987
                               CLASS B    SEPTEMBER 7, 1993
                               CLASS C    SEPTEMBER 1, 1994
                               CLASS I    JANUARY 9, 1997

  SIZE:                        $162.0 MILLION NET ASSETS AS OF OCTOBER 31, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Strategic Income Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended October 31, 1997)

                                                LEHMAN BROTHERS         SALOMON BROTHERS
       MFS STRATEGIC INCOME     S&P 500       GOVERNMENT/CORPORATE      WORLD GOVERNMENT         CONSUMER PRICE
          FUND - CLASS A     COMPOSITE INDEX      BOND INDEX              BOND INDEX               INDEX - U.S.
10/92       $ 9,500           $10,000              $10,000                 $10,000                   $10,000
10/93        10,800            11,500               11,400                  11,200                    10,300
10/94        10,400            11,900               10,800                  11,600                    10,600
10/95        12,000            15,100               12,600                  13,400                    10,800
10/96        13,200            18,700               13,300                  14,100                    11,200
10/97        14,598            24,748               14,434                  14,340                    11,396

[Graphic Omitted]



GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 1997)


                                                LEHMAN BROTHERS         SALOMON BROTHERS
       MFS STRATEGIC INCOME     S&P 500       GOVERNMENT/CORPORATE      WORLD GOVERNMENT         CONSUMER PRICE
          FUND - CLASS A     COMPOSITE INDEX       BOND INDEX             BOND INDEX               INDEX - U.S.
10/87       $ 9,500           $10,000              $10,000                 $10,000                   $10,000
10/89        11,800            14,500               12,400                  11,500                    10,900
10/91        14,300            17,900               15,100                  14,300                    11,900
10/93        17,500            22,700               19,000                  18,200                    12,600
10/95        19,500            29,700               21,000                  21,700                    13,300
10/97        23,810            48,770               24,087                  23,303                    14,016


[Graphic Omitted]

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

                                                                         1 Year         3 Years         5 Years        10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A)
  including 4.75% sales charge (SEC results)                            + 5.13%         +10.11%         + 7.76%         + 8.21%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A)
  at net asset value                                                    +10.40%         +11.92%         + 8.81%         + 9.10%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) with CDSC
  (SEC results)                                                         + 5.64%         +10.35%         + 7.87%         + 9.26%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B)
  at net asset value                                                    + 9.64%         +11.16%         + 8.16%         + 9.26%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C) with CDSC
  (SEC results)                                                         + 8.68%         +11.20%         + 8.30%         + 9.33%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C)
  at net asset value                                                    + 9.68%         +11.20%         + 8.30%         + 9.33%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class I)
  at net asset value                                                    +10.81%         +12.06%         + 8.89%         + 9.63%
-----------------------------------------------------------------------------------------------------------------------------------
Average multi-sector income fund*                                       + 9.83%         +10.98%         + 9.18%         +10.04%
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**(+++)                     + 1.80%         + 7.31%         + 7.48%         + 8.83%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Goverment/Corporate Bond Index**(++)                    + 8.81%         +10.03%         + 7.62%         + 9.19%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**#                                +32.12%         +27.51%         +19.87%         +17.17%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**(+)                                               + 2.09%         + 2.63%         + 2.65%         + 3.43%
-----------------------------------------------------------------------------------------------------------------------------------
    *Source: Lipper Analytical Services, Inc.
   **Source: CDA/Wiesenberger.
    #The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock total return performance.
  (+)The Consumer Price Index is published by the U.S. Bureau of Labor
     Statistics and measures the cost of living (inflation).
 (++)The Lehman Brothers Government/Corporate Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.
(+++)The Salomon Brothers World Government Bond Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1997

QUALITY RATINGS

[Graphic Omitted]

        "BB" and Below ............................... 70%
        "BBB" ........................................  5%
        "A" ..........................................  3%
        "AA" .........................................  1%
        Not Rated ....................................  6%
        U.S. Government and Agency Obligations ....... 15%

  TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   DIVIDEND-RECEIVED DEDUCTION

   FOR THE YEAR ENDED OCTOBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM ORDINARY INCOME ELIGIBLE FOR THE 70% DIVIDEND-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 1.25%.

PORTFOLIO OF INVESTMENTS - October 31, 1997

Stocks
-------------------------------------------------------------------------------
ISSUER                                              SHARES             VALUE
-------------------------------------------------------------------------------
  Apparel and Textiles
    Ithaca Industries, Inc.*                         8,000         $     40,000
-------------------------------------------------------------------------------
  Building
    Atlantic Gulf Communities Corp.(+)*               100          $        481
-------------------------------------------------------------------------------
  Telecommunications
    NEXTEL Communications, Inc., "A"*                  774         $     20,318
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $112,490)                           $     60,799
-------------------------------------------------------------------------------
Preferred Stock - 1.9%
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Renaissance Cosmetics, Inc., 14.00s                752         $    503,840
-------------------------------------------------------------------------------
  Entertainment - 0.8%
    Time-Warner, Inc., "K", 10.25s                   1,141         $  1,300,740
-------------------------------------------------------------------------------
  Media - 0.4%
    Cablevision Systems Corp., 11.125s               5,977         $    657,470
-------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Long Island Lighting Co., 7.95s                 25,000         $    660,937
-------------------------------------------------------------------------------
Total Preferred Stock
 (Identified Cost, $2,947,313)                                     $  3,122,987
-------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------
    Renaissance Cosmetics, Inc.,
      Expiration Date 8/31/06*                         655         $          7
    ICO, Inc., Expiration Date 7/01/02*             62,500               41,250
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $51,787)                          $     41,257
-------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------
    United Mexican States Expiration
      Date 6/30/03 (Identified Cost, $0)*            1,000         $          0
-------------------------------------------------------------------------------
Bonds - 91.9%
-------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 63.4%
  Aerospace - 1.3%
    BE Aerospace, Inc., 9.875s, 2006                $1,000         $  1,060,000
    K & F Industries, Inc., 9.25s, 2007##            1,000            1,007,500
                                                                   ------------
                                                                   $  2,067,500
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Exide Corp., 10s, 2005                          $  750         $    787,500
    Hayes Wheels International, Inc.,
      9.125s, 2007##                                 1,000            1,030,000
    Titan Wheel International, Inc.,
      8.75s, 2007                                      450              465,750
                                                                   ------------
                                                                   $  2,283,250
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Beaver Valley Funding Corp., 9s, 2017           $1,500         $  1,662,465
-------------------------------------------------------------------------------
  Building - 0.2%
    Nortek, Inc., 9.875s, 2004                      $  250         $    256,250
    Nortek, Inc. "B", 9.25s, 2007                       60               61,800
    UDC Homes, Inc., Trust 14.5s, 2000(+)                6                3,048
                                                                   ------------
                                                                   $    321,098
-------------------------------------------------------------------------------
  Chemicals - 2.1%
    Harris Chemical North America, Inc.,
      10.25s, 2001                                  $1,000         $  1,030,000
    NL Industries, Inc., 11.75s, 2003                  250              275,000
    Sterling Chemicals, Inc., 11.25s, 2007              25               27,750
    Sterling Chemicals, Inc., 11.75s, 2006           1,000            1,115,000
    UCC Investors Holdings, Inc., 0s to 1998,
      12s, 2005                                      1,000              950,000
                                                                   ------------
                                                                   $  3,397,750
-------------------------------------------------------------------------------
  Consumer Goods and Services - 3.2%
    Chiquita Brands International, Inc.,
      9.125s, 2004                                  $  500         $    512,500
    E & S Holdings Corp., 10.375s, 2006              1,000              850,000
    Iron Mountain, Inc., 10.125s, 2006                 670              726,950
    Kindercare Learning Centers, Inc. "B",
      9.5s, 2009                                       300              294,000
    Philip Morris Cos. Inc., 7.75s, 2027             1,000            1,050,200
    Polymer Group, Inc. "B", 9s, 2007                1,000              990,000
    Sealy Corp., 10.25s, 2003                          500              532,500
    Westpoint Stevens, Inc., 9.375s, 2005              250              261,250
                                                                   ------------
                                                                   $  5,217,400
-------------------------------------------------------------------------------
  Containers - 1.7%
    Gaylord Container Corp. "B", 9.75s, 2007        $1,225         $  1,234,188
    Stone Container Corp., 9.875s, 2001                500              507,500
    U.S. Can Corp., 10.125s, 2006                      900              945,000
                                                                   ------------
                                                                   $  2,686,688
-------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Alliant Techsystem., Inc., 11.75s, 2003         $  500         $    545,000
-------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Williams Scotsman, Inc., 9.875s, 2007##         $1,000         $  1,035,000
-------------------------------------------------------------------------------
  Entertainment - 0.6%
    AMC Entertainment, Inc., 9.5s, 2009             $  200         $    205,000
    Cinemark USA, Inc., 9.625s, 2008                   750              765,000
    Marvel Holdings, Inc. "B", 0s, 1998 (Chapter 11)   445               63,413
                                                                   ------------
                                                                   $  1,033,413
-------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    Dynex Capital, Inc., 7.875s, 2002               $1,500         $  1,522,035
    Jefferies Group, Inc., 7.5s, 2007##              2,500            2,543,750
    Waterford 3 Funding Corp., 8.09s, 2017           1,000            1,050,090
                                                                   ------------
                                                                   $  5,115,875
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.9%
    Borden, Inc., 8.375s, 2016                      $  750         $    766,688
    Borden, Inc., 9.25s, 2019                        1,750            1,823,027
    Specialty Foods Corp., 10.25s, 2001                500              497,500
                                                                   ------------
                                                                   $  3,087,215
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Calmar, Inc., 11.5s, 2005                       $  250         $    272,500
    Silgan Holdings, Inc., 9s, 2009                  1,000            1,015,000
                                                                   ------------
                                                                   $  1,287,500
-------------------------------------------------------------------------------
  Industrial - 0.6%
    United Defense Industries, Inc.,
      8.75s, 2007##                                 $1,000         $  1,000,000
-------------------------------------------------------------------------------
  Information, Paging and Technology - 1.3%
    Brooks Fiber Properties, Inc., 0s to 2001,
      10.875, 2006                                  $  375         $    305,625
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006      1,200              882,000
    Millicom International Cellular
      Communications Corp., 0s to 2001,
      13.5s, 2006                                      350              262,500
    Sprint Spectrum LP, 11s, 2006                      550              610,500
                                                                   ------------
                                                                   $  2,060,625
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Residential Reinsurance Ltd. "A",
      8.363s, 2008(+)                               $1,000         $  1,013,125
-------------------------------------------------------------------------------
  Machinery - 0.3%
    AGCO Corp., 8.5s, 2006                          $  500         $    517,500
-------------------------------------------------------------------------------
  Media - 1.4%
    American Radio Systems Corp., 9s, 2006          $  350         $    371,875
    EchoStar Satellite Broadcasting Corp.,
      0s to 2000, 13.125s, 2004                        750              603,750
    Falcon Holdings Group, Inc., 11s, 2003             241              252,993
    Intermedia Capital Partners IV, LP,
      11.25s, 2006                                      75               82,125
    Jones Intercable, Inc., 8.875s, 2007               500              510,000
    Marcus Cable Operating Co., 13.5s, 2004            500              452,500
                                                                   ------------
                                                                   $  2,273,243
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Beverly Enterprises, Inc., 9s, 2006             $  460         $    478,400
-------------------------------------------------------------------------------
  Metals and Minerals - 2.0%
    Haynes International, Inc., 11.625s, 2004       $1,000         $  1,150,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002     300              309,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006    750              813,750
    WCI Steel, Inc., 10s, 2004                         900              936,000
                                                                   ------------
                                                                   $  3,208,750
-------------------------------------------------------------------------------
  Oil Services - 0.8%
    Clark USA, Inc., 10.875s, 2005                  $  500         $    542,500
    Falcon Drilling, Inc., 8.875s, 2003                500              528,750
    Ferrell Gas LP, 10s, 2001                          200              213,000
                                                                   ------------
                                                                   $  1,284,250
-------------------------------------------------------------------------------
  Oils - 0.7%
    Clark Oil Refining Corp., 10.5s, 2001           $  500         $    517,500
    Enserch Exploration, Inc., 7.54s, 2009##           250              252,350
    Giant Inds., Inc., 9s, 2007##                      400              398,000
                                                                   ------------
                                                                   $  1,167,850
-------------------------------------------------------------------------------
  Real Estate - 0.3%
    George Town Real Estate Ltd., 5.9s, 2007(+)     $  500         $    508,250
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    Prime Hospitality Corp., 9.75s, 2007            $1,000         $  1,060,000
    Red Roof Inns, Inc., 9.625s, 2003                1,100            1,138,500
                                                                   ------------
                                                                   $  2,198,500
-------------------------------------------------------------------------------
  Retail - 0.1%
    Revlon, Inc., 10.5s, 2003                       $  200         $    212,000
-------------------------------------------------------------------------------
  Special Products and Services - 2.6%
    AAF-McQuay, Inc., 8.875s, 2003                  $  550         $    548,625
    Buckeye Cellulose Corp., 8.5s, 2005                610              616,100
    IMO Industries, Inc., 11.75s, 2006                 500              550,000
    International Knife and Saw, Inc.,
      11.375s, 2006                                    850              913,750
    Synthetic Industries, Inc. "B",
      9.25s, 2007                                    1,025            1,060,875
    Thermadyne Industries Holdings Corp.,
      10.75s, 2003                                     500              530,000
                                                                   ------------
                                                                   $  4,219,350
-------------------------------------------------------------------------------
  Steel - 1.8%
    Alaska Steel Holdings Corp., 9.125s, 2006       $1,000         $  1,040,000
    Armco, Inc., 9s, 2007##                          1,000              997,500
    Commonwealth Aluminum Corp., 10.75s, 2006          500              537,500
    Republic Engineered Steels, Inc., 9.875s, 2001     250              240,000
                                                                   ------------
                                                                   $  2,815,000
-------------------------------------------------------------------------------
  Stores - 0.5%
    Cole National Group, Inc., 8.625s, 2007##       $  750         $    735,000
-------------------------------------------------------------------------------
  Supermarkets - 0.6%
    Pathmark Stores, Inc., 9.625s, 2003             $  500         $    465,000
    Ralph's Grocery Co., 10.45s, 2004                  500              551,250
                                                                   ------------
                                                                   $  1,016,250
-------------------------------------------------------------------------------
  Telecommunications - 5.7%
    Adelphia Communications Corp. "B",
      9.875s, 2007                                  $   75         $     75,375
    Allbritton Communications Co. "B",
      9.75s, 2007                                    1,000            1,007,500
    Cablevision Industries Corp., 9.25s, 2008          100              109,352
    Comcast Cellular Holdings, Inc., 9.5s, 2007##    1,000            1,035,000
    Comcast Corp., 9.375s, 2005                        500              525,000
    EchoStar Communications Corp., 0s to 1999,
      12.875s, 2004                                    100               89,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007##   1,000            1,000,000
    Granite Broadcasting Corp., 10.375s, 2005          280              282,800
    ITC Deltacom, Inc., 11s, 2007##                     40               43,000
    NEXTEL Communications, Inc., 0s to 1999,
      9.75s, 2004                                      500              420,000
    Outdoor Systems, Inc., 8.875s, 2007                175              180,687
    PanAmSat Corp., 12.75s, 2005(++)                 1,093            1,267,880
    PanAmSat LP/Capital Corp., 0s to 1998,
      11.375s, 2003                                  1,250            1,247,025
    T/SF Communications Corp., 10.375s, 2007##         150              147,000
    Teleport Communications Group, Inc.,
      0s to 2001, 11.25s, 2007                         800              626,000
    Western Wireless Corp., "A", 10.5s, 2007           500              536,250
    WorldCom, Inc., 8.875s, 2006                       590              643,519
                                                                   ------------
                                                                   $  9,235,388
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Moran Transportation Co., 11.75s, 2004          $  100         $    112,375
-------------------------------------------------------------------------------
  Utilities - Electric - 10.0%
    Central Maine Power Company, 7.05s, 2008        $  750         $    724,095
    El Paso Electric Co., 9.4s, 2011                 1,000            1,126,500
    First PV Funding Corp., 10.15s, 2016               337              362,154
    First PV Funding Corp., 10.3s, 2014                707              773,592
    Midland Cogeneration Venture Corp.,
      10.33s, 2002                                   1,099            1,205,919
    Midland Funding Corp., "B", 13.25s, 2006         2,500            3,204,300
    Niagara Mohawk Power Corp., 8.77s, 2018            980            1,047,258
    Niagara Mohawk Power Corp., 9.75s, 2005          2,500            2,843,875
    North Atlantic Energy, 9.05s, 2002                 500              507,995
    Northeast Utilities "B", 8.38s, 2005               494              495,691
    Texas & New Mexico Power Co., 10.75s, 2003       1,690            1,842,100
    Texas & New Mexico Power Co., 12.5s, 1999        2,000            2,130,340
                                                                   ------------
                                                                   $ 16,263,819
-------------------------------------------------------------------------------
  U.S. Government Agency Obligations - 8.2%
    Government National Mortgage Association
      GNMA, 7.5s, 2027                              $6,462         $  6,607,748
      GNMA, 8.5s, 2025                               6,360            6,668,163
                                                                   ------------
                                                                   $ 13,275,911
-------------------------------------------------------------------------------
    U.S. Treasury Obligations - 5.8%
      U.S. Treasury Bonds, 6.375s, 2027             $6,500         $  6,699,030
      U.S. Treasury Bonds, 6.5s, 2026                  488              508,662
      U.S. Treasury Notes, 6.25s, 2002                 600              611,718
      U.S. Treasury Notes, 6.5s, 2006                1,557            1,619,529
                                                                   ------------
                                                                   $  9,438,939
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $102,774,679
-------------------------------------------------------------------------------
Foreign Bonds - 28.5%
 Argentina - 2.9%
    Cia Energy Minas Gerais SA, 11.625s, 2004##
      (Industrial)                                  $1,000         $  1,052,500
    City of Buenos Aires, 11.25s, 2007                 700              686,000
    Hidroelectrica Alicura, 8.375s, 1999 (Electric
      Utilities)##                                   1,000              990,000
    Industrias Metalurgicas Pescarmona S.A.,
      9.5s, 2002 (Electric Utilities)##                250              233,125
    Republic of Argentina, 6.75s, 2005                 480              409,200
    Republic of Argentina, 9.75s, 2027                 739              578,637
    Republic of Argentina, 11.75s, 2007##            1,000              815,000
                                                                   ------------
                                                                   $  4,764,462
-------------------------------------------------------------------------------
  Brazil - 3.3%
    CSN Iron SA, 9.125s, 2007
      (Metals and Minerals)##                       $  500         $    426,625
    Autopistas Sol S.A. "B",
      10.25s, 2009## (Industrial)                    1,250            1,125,000
    Companhia Energetica de Minas, 9.125s, 2004
      (Electric Utilities)##                         1,500            1,365,000
    Espirito Santo Centrais Escelsa, 10s, 2007
      (Electric Utilities)                           1,000              884,260
    Federal Republic of Brazil, 6.813s, 2001            12               10,701
    Federal Republic of Brazil, 10.125s, 2027          756              579,285
    Leasing Bank Boston/Brazil, S.A.,
      8.375s to 1999, 8.625s to 2001, 9s to
      2004, 8.375s, 2004 (Finance)##                 1,000            1,000,000
                                                                   ------------
                                                                   $  5,390,871
-------------------------------------------------------------------------------
  Canada - 1.0%
    Gulf Canada, 9.25s, 2004 (Oil and Gas)             500         $    529,000
    Rogers Cablesystems, Inc., 10.125s, 2012
      (Telecommunications)                             500              525,000
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                             500              528,750
                                                                   ------------
                                                                   $  1,582,750
-------------------------------------------------------------------------------
  Ecuador - 1.2%
    Republic of Ecuador, 11.25s, 2002                2,000         $  1,950,000
-------------------------------------------------------------------------------
Foreign Bonds - continued
  Greece - 1.5%
    Fage Dairy Industries S.A., 9s, 2007
      (Food and Beverage Products)                   2,500         $  2,418,750
-------------------------------------------------------------------------------
  Hong Kong - 1.2%
    Guangzhou Shen Superhighway Holdings,
      10.25s, 2007 (Construction)##                  2,000         $  1,880,000
-------------------------------------------------------------------------------
  Indonesia - 1.1%
    APP International Finance Co., 11.75s, 2005
      (Financial Institution)                          500         $    502,500
    Indah Kiat Finance Mautitius Ltd., 10s, 2007
      (Finance)##                                      250              227,187
    PT Polysindo Eka Perkasa, 13s, 2001 (Textiles)     555              588,300
    Tjiwi Kimia Finance Mauritius,
      10s, 2004 (Finance)                              500              452,500
                                                                   ------------
                                                                   $  1,770,487
-------------------------------------------------------------------------------
  Mexico - 5.2%
    Empresas ICA Sociedad S.A., 5s, 2004
     (Construction)                                 $2,000         $  1,500,000
    Empresas ICA Sociedad S.A., 11.875s, 2001
      (Construction)                                 2,000            2,148,800
    Grupo Industrial Durango S.A., 12.625s, 2003
      (Forest Products)                              1,650            1,755,187
    TFM SA De CV, 0s, 20090s to 2002, 11.75s, 2009
      (Railroad)##*                                  1,500              946,875
    United Mexican States, 11.5s, 2026               2,000            2,080,000
                                                                   ------------
                                                                   $  8,430,862
-------------------------------------------------------------------------------
  Netherlands - 0.2%
    Polysindo International Finance Co.,
      11.375s, 2006 (Finance)                       $  250         $    256,875
-------------------------------------------------------------------------------
  Panama - 2.7%
    Republic of Panama, 3.75s, 2014                 $3,000         $  2,100,000
    Republic of Panama, 4s, 2016                     3,081            2,264,822
                                                                   ------------
                                                                   $  4,364,822
-------------------------------------------------------------------------------
  Philippines - 0.5%
    Bangko Sentral Philipinas, 8.6s, 2027           $1,000         $    811,050
-------------------------------------------------------------------------------
  Russia - 5.0%
    Ministry of Finance, Russia, 10s, 2007          $1,000         $    915,000
    Russia Interest Note, floating rate, 2049(+)(S)  1,500            1,003,125
    Russia Interest Notes, floating rate, 2049(+)(S) 1,000              668,750
    Russia Principal Loan, floating rate, 2049(S)    2,000            1,195,000
    Russia Principal Loan, 6.625s, 2049(S)           6,000            3,603,750
    St. Petersburg Russia, 9.5s, 2002##                750              748,125
                                                                   ------------
                                                                   $  8,133,750
-------------------------------------------------------------------------------
  South Korea - 1.7%
    City of Taegu, 7.375s, 2007                     $1,250         $  1,171,750
    Korea Development Bank, 7.125s, 2001 (Bank)        750              741,210
    Korea Development Bank, 7.25s, 2006 (Bank)       1,000              903,600
                                                                   ------------
                                                                   $  2,816,560
-------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Bell Cablemedia PLC, 0s to 2000,
      11.875s, 2005 (Telecommunications)            $  500         $    432,500
    Diamond Cable Communications Corp. PLC,
      0s to 2000, 11.75s, 2007
      (Telecommunications)                           1,250              800,000
    Diamond Cable Communications Corp. PLC,
      0s to 2000, 11.75, 2005 (Telecommunications)     250              183,750
    Central Transportation Rental Finance Corp.,
      9.5s, 2003 (Construction Services)               143              152,033
                                                                   ------------
                                                                   $  1,568,283
-------------------------------------------------------------------------------
Total Foreign Bonds                                                $ 46,139,522
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $150,681,551)                        $148,914,201
-------------------------------------------------------------------------------
Contingent Promissory Note - 1.6%
-------------------------------------------------------------------------------
    Cargill, interest rate linked to commodity
      index, matures in 2002 (Illiquid)(+)
      (Identified Cost $2,531,608)                  $2,500         $  2,532,438
-------------------------------------------------------------------------------
Short-Term Obligations - 0.8%
-------------------------------------------------------------------------------
    CSFB Moscow Note, due 12/30/97(+)
      at Amortized Cost and Value                   $1,250         $  1,227,505
-------------------------------------------------------------------------------
Repurchase Agreement - 6.0%
-------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/97, due 11/03/97,
      total to be received $9,785,646 (secured
      by various U.S. Treasury and federal
      agency obligations in a jointly traded
      account), at cost                             $9,781         $  9,781,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $167,333,254)                  $165,680,187
Other Assets, Less Liabilities - (2.2)%                              (3,654,098)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $162,026,089
-------------------------------------------------------------------------------
   *Non-income producing security.
  ##SEC Rule 144A restriction.
 (+)Restricted security.
(++)Payment in kind.
 (S)When issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $167,333,254)            $165,680,187
  Cash                                                                    2,203
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreements            136,254
  Receivable for Fund shares sold                                     1,802,187
  Receivable for investments sold                                     3,991,219
  Interest receivable                                                 3,095,826
  Other assets                                                          518,181
                                                                   ------------
      Total assets                                                 $175,226,057
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $     65,708
  Payable for investments purchased                                  12,962,853
  Payable to affiliates -
    Management fee                                                        1,748
    Shareholder servicing agent fee                                         568
    Distribution fee                                                      1,607
  Accrued expenses and other liabilities                                167,484
                                                                   ------------
      Total liabilities                                            $ 13,199,968
                                                                   ------------
Net assets                                                         $162,026,089
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $160,789,071
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (1,516,813)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 2,863,036
  Accumulated distributions in excess of net investment
    income                                                             (109,205)
                                                                   ------------
      Total                                                        $162,026,089
                                                                   ============
Shares of beneficial interest outstanding                            19,750,139
                                                                   ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $69,873,921 / 8,480,135 shares of beneficial
    interest outstanding)                                             $8.24
                                                                      =====
  Offering price per share (100 / 95.25)                              $8.65
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets $71,458,530 / 8,734,516 shares of
     beneficial interest outstanding)                                 $8.18
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $20,464,021 / 2,507,639 shares of
    beneficial interest outstanding)                                 $8.16
                                                                     =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $229,617 / 27,849 shares of beneficial
    interest outstanding)                                            $8.25
                                                                     =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 9,471,661
    Dividend                                                            227,263
                                                                    -----------
      Total investment income                                       $ 9,698,924
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,231,230
    Administrative fee                                                   11,935
    Trustees' compensation                                               46,467
    Shareholder servicing agent fee                                     122,146
    Shareholder servicing agent fee (Class A)                            12,726
    Shareholder servicing agent fee (Class B)                             9,614
    Shareholder servicing agent fee (Class C)                             1,380
    Distribution and service fee (Class A)                              196,098
    Distribution and service fee (Class B)                              405,984
    Distribution and service fee (Class C)                               90,518
    Custodian fee                                                        88,250
    Auditing fees                                                        55,991
    Printing                                                             44,036
    Postage                                                              34,499
    Legal fees                                                            6,167
    Miscellaneous                                                       139,880
                                                                    -----------
      Total expenses                                                $ 2,496,921
    Fees paid indirectly                                                (38,264)
    Reduction of expenses by investment adviser                      (1,317,180)
                                                                    -----------
      Net expenses                                                  $ 1,141,477
                                                                    -----------
        Net investment income                                       $ 8,557,447
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 2,837,659
    Written option transactions                                          29,505
    Foreign currency transactions                                      (225,492)
    Futures contracts                                                   (11,071)
                                                                    -----------
      Net realized gain on investments                              $ 2,630,601
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(3,012,128)
    Written options                                                     (22,603)
    Translation of assets and liabilities in foreign currencies         312,399
                                                                    -----------
      Net unrealized loss on investments                            $(2,722,332)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $   (91,731)
                                                                    -----------
          Increase in net assets from operations                    $ 8,465,716
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     1997            1996
-------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment income                            $  8,557,447    $  5,127,428
  Net realized gain on investments and
    foreign currency transactions                     2,630,601         427,669
  Net unrealized gain (loss) on investments
    and foreign currency translation                 (2,722,332)        870,240
                                                   ------------    ------------
    Increase in net assets from operations         $  8,465,716    $  6,425,337
                                                   ------------    ------------

Distributions declared to shareholders -
  From net investment income (Class A)               (4,703,670)   $ (3,527,319)
  From net investment income (Class B)               (3,069,009)     (1,123,277)
  From net investment income (Class C)                 (714,530)       (266,632)
  From net investment income (Class I)                   (3,175)          --
  Net realized gain on investments and
    foreign currency transactions (Class A)            (460,894)       (400,584)
  Net realized gain on investments and
    foreign currency transactions (Class B)            (246,359)        (87,623)
  Net realized gain on investments and
    foreign currency transactions (Class C)             (50,625)        (10,865)
                                                   ------------    ------------
    Total distributions declared to shareholders     (9,248,262)   $ (5,416,300)
                                                   ------------    ------------

Fund share (principal) transactions -

  Net proceeds from sale of shares                 $116,677,314    $ 46,730,577
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                     5,143,317       2,632,478
  Cost of shares reacquired                         (39,283,790)    (21,213,968)
                                                   ------------    ------------
    Increase in net assets from Fund
      share transactions                             82,536,841    $ 28,149,087
                                                   ------------    ------------
      Total increase in net assets                   81,754,295    $ 29,158,124
Net assets:
  At beginning of year                               80,271,794      51,113,670
                                                   ------------    ------------
  Atend of year (including accumulated
    distributions in excess of net
    investment income and accumulated
    undistributed net investment income of
    $(109,205) and $61,857, respectively)          $162,026,089    $ 80,271,794
                                                   ============    ============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1997             1996             1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 8.19           $ 8.07           $ 7.57         $ 8.34         $ 8.00
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.69           $ 0.62           $ 0.60         $ 0.48         $ 0.52
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         0.13             0.18             0.48          (0.74)          0.42
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 0.82           $ 0.80           $ 1.08         $(0.26)        $ 0.94
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.69)          $(0.60)          $(0.58)        $ --           $(0.24)
  From net realized gain on investments and
    foreign currency transactions                       (0.08)           (0.08)            --             --            (0.32)
  In excess of net investment income and foreign
    currency transactions                                --               --               --            (0.06)          --
  In excess of net realized gain on investments
    and foreign currency transactions                    --               --               --            (0.04)          --
  From paid in capital                                   --               --               --            (0.41)         (0.04)
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.77)          $(0.68)          $(0.58)        $(0.51)        $(0.60)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $ 8.24           $ 8.19           $ 8.07         $ 7.57         $ 8.34
                                                       ======           ======           ======         ======         ======
Total return(+)                                        10.40%           10.42%           15.00%        (3.15)%         12.36%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.79%            1.13%            1.54%          1.71%          1.98%
  Net investment income                                 8.26%            7.63%            7.86%          6.11%          5.92%
Portfolio turnover                                       217%             287%             249%           153%           275%
Net assets at end of period (000 omitted)             $69,874          $49,432          $41,688        $44,032        $60,120
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee,
   respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                              $ 0.58           $ 0.54           $ 0.53         $ 0.44         $ 0.49
    Ratios (to average net assets)
      Expenses##                                        2.01%            2.06%            2.47%          2.21%          2.14%
      Net investment income                             7.04%            6.70%            6.89%          5.62%          5.76%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1992             1991             1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 8.12           $ 7.56           $ 8.93         $ 9.60         $ 9.21
                                                       ------           ------           ------         ------         ------
Income from investment operations -
  Net investment income(S)                             $ 0.63           $ 0.73           $ 0.86         $ 0.94         $ 0.93
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         0.08             0.95            (1.03)         (0.38)          0.56
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 0.71           $ 1.68           $(0.17)        $ 0.56         $ 1.49
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.56)          $(0.73)          $(0.82)        $(1.18)        $(0.69)
  From net realized gain on investments and
    foreign currency transactions                        --               --               --             --            (0.41)
  From paid in capital                                  (0.27)           (0.39)           (0.38)         (0.05)          --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.83)          $(1.12)          $(1.20)        $(1.23)        $(1.10)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $ 8.00           $ 8.12           $ 7.56         $ 8.93         $ 9.60
                                                       ======           ======           ======         ======         ======
Total return(+)                                         9.02%           23.78%          (1.62)%          5.85%         16.60%
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                              2.02%            1.87%            1.47%          1.82%          1.75%
  Net investment income                                 7.47%            9.26%           10.42%         10.05%          9.74%
Portfolio turnover                                       423%             671%             400%           157%           270%
Net assets at end of period (000 omitted)             $77,487          $76,312          $74,555        $87,978        $93,819
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee,
   respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                              $ 0.61           $ 0.71           $ 0.83         $  --           $ --
    Ratios (to average net assets)
      Expenses                                          2.21%            2.16%            1.81%            --             --
      Net investment income                             7.55%            8.97%           10.08%            --             --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  1997             1996           1995           1994           1993***
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 8.14           $ 8.03         $ 7.53         $ 8.33            $ 8.28
                                                      ------           ------         ------         ------            ------
Income from investment operations# -
  Net investment income(S)                            $ 0.61           $ 0.56         $ 0.55         $ 0.45            $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        0.15             0.18           0.48          (0.78)             0.05
                                                      ------           ------         ------         ------            ------
      Total from investment operations                $ 0.76           $ 0.74         $ 1.03         $(0.33)           $ 0.09
                                                      ------           ------         ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                          $(0.64)          $(0.55)        $(0.53)          --              $(0.03)
  From net realized gain on investments and
    foreign currency transactions                      (0.08)           (0.08)          --             --               (0.01)
  In excess of net investment income and
    foreign currency transactions                       --               --             --            (0.05)             --
  In excess of net realized gain on investments
    and foreign currency transactions                   --               --             --            (0.03)             --
  From paid in capital                                  --               --             --            (0.39)             --
                                                      ------           ------         ------         ------            ------
      Total distributions declared to
        shareholders                                  $(0.72)          $(0.63)        $(0.53)        $(0.47)           $(0.04)
                                                      ------           ------         ------         ------            ------
Net asset value - end of period                       $ 8.18           $ 8.14         $ 8.03         $ 7.53            $ 8.33
                                                      ======           ======         ======         ======            ======
Total return                                           9.64%            9.68%         14.23%        (3.97)%             1.15%(++)
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.44%            1.80%          2.27%          2.43%             3.03%(+)
  Net investment income                                7.51%            7.02%          7.15%          5.97%             5.22%(+)
Portfolio turnover                                      217%             287%           249%           153%              275%
Net assets at end of period (000 omitted)            $71,459          $25,361         $8,365         $5,350              $265
 (+)Annualized.
(++)Not annualized.
 ***For the period from the inception of Class B shares, September 7,
    1993, through October 31, 1993.
   #Per share data for the periods subsequent to October 31, 1993 are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee,
    respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income                            $ 0.50           $ 0.49         $ 0.48         $ 0.41           $ --
     Ratios (to average net assets)
       Expenses##                                       2.66%            2.73%          3.20%          2.92%            --
       Net investment income                            6.29%            6.09%          6.18%          5.48%            --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PERIOD
                                                                         YEAR ENDED OCTOBER 31,                         ENDED
                                                      --------------------------------------------------------       OCTOBER 31,
                                                        1997             1996           1995           1994***        1997****
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C                                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 8.12           $ 8.00         $ 7.53         $ 7.53            $ 8.15
                                                      ------           ------         ------         ------            ------
Income from investment operations# -
  Net investment income(S)                            $ 0.60           $ 0.57         $ 0.54         $ 0.12            $ 0.49
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        0.16             0.18           0.48          (0.03)             0.15
                                                      ------           ------         ------         ------            ------
      Total from investment operations                $ 0.76           $ 0.75         $ 1.02         $ 0.09            $ 0.64
                                                      ------           ------         ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                          $(0.64)          $(0.55)        $(0.55)        $ --              $(0.54)
  From net realized gain on investments and
    foreign currency transactions                      (0.08)           (0.08)          --             --                --
  From paid in capital                                  --               --             --            (0.09)             --
                                                      ------           ------         ------         ------            ------
      Total distributions declared to
        shareholders                                  $(0.72)          $(0.63)        $(0.55)        $(0.09)           $(0.54)
                                                      ------           ------         ------         ------            ------
Net asset value - end of period                       $ 8.16           $ 8.12         $ 8.00         $ 7.53            $ 8.25
                                                      ======           ======         ======         ======            ======
Total return                                           9.68%            9.80%         14.17%         1.23%(++)         5.98%(++)
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.44%            1.71%          2.20%          2.16%(+)          0.44%(+)
  Net investment income                                7.44%            7.12%          7.23%          8.99%(+)          7.69%(+)
Portfolio turnover                                      217%             287%           249%           153%              217%
Net assets at end of period (000 omitted)            $20,464           $5,478         $1,060         $   13              $230
 (+)Annualized.
(++)Not annualized.
 ***For the period from the inception of Class B shares, September 7,
    1993, through October 31, 1993.
   #Per share data for the periods subsequent to October 31, 1993 are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee,
    respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income                           $ 0.50           $ 0.51         $ 0.46         $ 0.11             $ 0.40
     Ratios (to average net assets)
       Expenses##                                     2.66%            2.64%          3.13%          2.65%(+)           1.66%(+)
       Net investment income                          6.21%            6.19%          6.26%          8.50%(+)           6.47%(+)

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. (2) Significant Accounting Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $238,125 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1997, accumulated distributions in excess of net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Under a temporary expense agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution and service fees.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,063 for the year ended October 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $119,666 for the year ended October 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares sold prior to May 14, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $23,105 for the year ended October 31, 1997. Fees incurred under the distribution plan during the year ended October 31, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,853 and $599 for Class B and Class C shares, respectively, for the year ended October 31, 1997. Fees incurred under the distribution plan during the year ended October 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1997, were $5,979, $47,900 and $5,634 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                      $ 50,478,453      $ 30,063,429
                                                ------------      ------------
Investments (non-U.S. government securities)    $251,155,598      $190,426,258
                                                ------------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $167,569,480
                                                                 ------------
Gross unrealized depreciation                                    $ (4,880,831)
Gross unrealized appreciation                                       2,991,538
                                                                 ------------
    Net unrealized depreciation                                  $ (1,889,293)
                                                                 ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                                        YEAR ENDED OCTOBER 31, 1997          YEAR ENDED OCTOBER 31, 1996
                                 ----------------------------------    ---------------------------------
                                         SHARES              AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           4,259,003       $  35,477,819        2,056,255        $ 16,667,005
Shares issued to shareholders
  in reinvestment of
  distributions                         292,804           2,419,833          200,640           1,607,490
Shares reacquired                    (2,107,380)        (17,447,525)      (1,387,485)        (11,133,559)
                                      ---------       -------------        ---------        ------------
    Net increase                      2,444,427       $  20,450,127          869,410        $  7,104,936
                                      =========       =============        =========        ============

Class B Shares
                                        YEAR ENDED OCTOBER 31, 1997          YEAR ENDED OCTOBER 31, 1996
                                 ----------------------------------    ---------------------------------
                                         SHARES              AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           7,475,595       $  61,884,637        2,785,248       $  22,357,597
Shares issued to shareholders
  in reinvestment of
  distributions                         270,174           2,222,066           98,830             787,774
Shares reacquired                    (2,127,213)        (17,471,789)        (809,863)         (6,470,174)
                                      ---------       -------------        ---------       -------------
    Net increase                      5,618,556       $  46,634,914        2,074,215       $  16,675,197
                                      =========       =============        =========       =============
Class C Shares
                                        YEAR ENDED OCTOBER 31, 1997          YEAR ENDED OCTOBER 31, 1996
                                 ----------------------------------    ---------------------------------
                                         SHARES              AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           2,305,490       $  19,083,155          962,710        $  7,705,975
Shares issued to shareholders
  in reinvestment of
  distributions                          60,726             498,246           29,851             237,214
Shares reacquired                      (533,281)         (4,364,476)        (450,415)         (3,610,235)
                                      ---------       -------------        ---------        ------------
    Net increase                      1,832,935       $  15,216,925          542,146        $  4,332,954
                                      =========       =============        =========        ============

Class I Shares
                                      PERIOD ENDED OCTOBER 31, 1997****
                                 ----------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                              27,472          $  231,703
Shares issued to shareholders
  in reinvestment of
  distributons                              377               3,172
Shares reacquired                        --                  --
                                      ---------          ----------
    Net increase                         27,849          $  234,875
                                      =========          ==========
****For the period from the inception of Class I shares, January 9, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1997, was $871.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                         1997 CALLS                               1997 PUTS
                              -------------------------------------   -------------------------------------
                                  PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                       OF CONTRACTS                            OF CONTRACTS
                                      (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
-----------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  German Marks/British Pounds                2,537        $  9,873                    --           $  --
  Japanese Government Bonds                    --             --                   155,000          12,885
Options terminated in
  closing transactions -
   Japanese Government Bonds                   --             --                  (155,000)        (12,885)
Options expire
German Marks/British Pounds                 (2,537)         (9,873)                   --              --
                                             -----        --------                 -------          ------
OUTSTANDING, END OF PERIOD                     --         $   --                      --            $ --
                                             =====        ========                 =======          ======

Forward Foreign Currency Exchange Contracts

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $76,387 with Merrill Lynch, $56,735 with Bankers Trust, and $3,132 with Swiss Bank at October 31, 1997.

At October 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Fund owned the following restricted securities (constituting 4.3% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF         SHARES/
DESCRIPTION                                    ACQUISITION      PAR AMOUNT            COST           VALUE
----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities                9/21/89 - 9/25/95             100      $    --         $      481
Cargill, 2002                                      8/29/97       2,500,000       2,531,608       2,532,438
CSFB Moscow Note, 0s, 1997                         4/25/97       1,250,000       1,184,418       1,227,505
Georgetown Real Estate, 5.9s, 2007                12/20/96         500,000         500,000         508,250
Residential Reinsurance,
  8.363s, 2008                                     6/06/97       1,000,000       1,000,000       1,013,125
Russia Interest Notes,
  floating rate, 2049                              8/28/97       1,500,000       1,193,437       1,003,125
Russia Interest Notes,
  floating rate, 2049                              3/18/97       1,000,000         708,750         668,750
                                                                                                ----------
                                                                                                $6,953,674
                                                                                                ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio investments as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 16, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                          [Graphic Omitted]

Boston, Massachusetts
December 12, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Strategic Income Fund
Trustees                                          Secretary
A. Keith Brodkin* - Chairman and President        Stephen E. Cavan*

Richard B. Bailey* - Private Investor;            Assistant Secretary
Former Chairman and Director (until 1991),        James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,            Custodian
Cambridge Trust Company                           State Street Bank and Trust Company

Marshall N. Cohan - Private Investor              Auditors
                                                  Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;            Investor Information
Professor of Surgery, Harvard Medical School      For MFS stock and bond market outlooks, call
                                                  toll free: 1-800-637-4458 anytime from a
The Hon. Sir J. David Gibbons, KBE - Chief        touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.     For information on MFS mutual funds, call
                                                  your financial adviser or, for an information
Abby M. O'Neill - Private Investor;               kit, call toll free: 1-800-637-2929 any
Director, Rockefeller Financial Services, Inc.    business day from 9 a.m. to 5 p.m. Eastern
(investment advisers)                             time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer,    Investor Service
Benchmark Advisors, Inc. (corporate financial     MFS Service Center, Inc.
consultants); President, Benchmark                P.O. Box 2281
Consulting Group, Inc. (office services);         Boston, MA 02107-9906
Trustee, Landmark Funds (mutual funds)
                                                  For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice          1-800-225-2606 any business day from
President, Director and Secretary,                8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
                                                  For service to speech- or hearing-impaired,
Jeffrey L. Shames* - President and Director,      call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company          day from 9 a.m. to 5 p.m. Eastern time. (To
                                                  use this service, your phone must be equipped
J. Dale Sherratt - President, Insight Resources,  with a Telecommunications Device for the Deaf.)
Inc. (acquisition planning specialists)
                                                  For share prices, account balances, and
Ward Smith - Former Chairman (until 1994),        exchanges, call toll free: 1-800-MFS-TALK
NACCO Industries; Director, Sundstrand            (1-800-637-8255) anytime from a touch-tone
Corporation                                       telephone.

Investment Adviser                                World Wide Web
Massachusetts Financial Services Company          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.                       [Dalbar Logo]    For the fourth year in a row, MFS earned a
500 Boylston Street                                                #1 ranking in the  DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                             Survey, Main Office Operations Service Quality Category. The
                                                  firm achieved a 3.42 overall score on a scale of 1 to 4 in the
Portfolio Manager                                 1997 survey. A total of 111 firms responded, offering input on
James T. Swanson*                                 the quality of service they received from 29 mutual fund
                                                  companies nationwide. The survey contained questions about
Treasurer                                         service quality in 11 categories, including "knowledge of
W. Thomas London*                                 operations contact," "keeping you informed," and "ease of
                                                  doing business" with the firm.
Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*



*Affiliated with the Investment Adviser


                                                         -------------
MFS(R) STRATEGIC                                           BULK RATE
INCOME FUND                                               U.S. POSTAGE
                                                              PAID
500 Boylston Street                                            MFS
Boston, MA 02116-3741                                    -------------




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